FINANCE COSTS (Tables)	12 Months Ended
Dec. 31, 2019
Analysis of income and expense [abstract]
Disclosure Of Detailed Information About Financial Income Cost
The following table summarises net finance costs for the years presented:

	31 December 2019	31 December 2018	31 December 2017
	€ million	€ million	€ million
Interest income(A)	49	47	48
Interest expense on external debt(A)	(137)	(134)	(141)
Other finance costs(B)	(8)	(6)	(7)
Total finance costs, net	(96)	(93)	(100)

(A)
Includes interest income and expense amounts, as applicable, on cross currency swaps used to hedge USD debt. Interest swap income amounts to €36 million, €34 million and €36 million for 2019, 2018 and 2017, respectively. Refer to Note 12 for further details.

(B)	Other finance costs principally include amortisation of the discount on external debt.